Exhibit 99.1
Meaningfully Improving the Lives of Patients with Rare Cardiopulmonary Disease Targeting the Hyperproliferative Cause of Pulmonary Arterial Hypertension January 2024 Nasdaq: AVTE

This presentation has been prepared by Aerovate Therapeutics, Inc. ("we," "us," "our," "Aerovate" or the “Company”) and is made for informational purposes only. The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this presentation unless stated otherwise, and this presentation shall not under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. The following presentation contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “future,” “goal,” “intend,” “look forward to,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “strategy,” “should,” “will,” “would” and similar expressions regarding future periods. These forward-looking statements include, but are not limited to, statements regarding Aerovate’s business plans and objectives; future plans for AV-101, including expectations regarding timing and success of the planned clinical trial, therapeutic potential, clinical benefits and safety thereof; growth as a company; the potential value and market for AV-101; and uses and need of capital, expenses and other financial results currently or in the future. These forward-looking statements are not promises or guarantees and involve substantial risks and uncertainties and are based on our current beliefs, expectations and assumptions regarding future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Among the factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation are those risks and uncertainties, without limitation, associated with the following: the impact of the COVID-19 pandemic on the company’s business, operations, patient enrollment and retention, strategy, goals and anticipated milestones; the therapeutic potential of AV-101, and the timing associated with the initiation, continuation or success of Aerovate’s ongoing or planned clinical trials of AV-101; Aerovate’s ability to execute on its strategy; positive results from a preclinical or clinical study may not necessarily be predictive of the results of future or ongoing clinical studies; AV-101 may not be successfully developed and commercialized; regulatory developments in the United States and foreign countries; Aerovate’s ability to protect and maintain its intellectual property position; as well as those risks and uncertainties set forth more fully under the caption "Risk Factors" in our Quarterly Report on Form 10-Q, as well as other risks detailed in our subsequent filings with the United States Securities and Exchange Commission (SEC). Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. 2 Disclaimer; Forward-Looking Statements

Experienced Management Team

Timothy Noyes
Chief Executive Officer
- 30 years' commercial experience in pharma and biotech, including Merck, Genzyme, Proteon
- Extensive launch planning and commercial launch experience

Ben Dake, PhD
President & Founder
- Entrepreneur, Cancer Biologist and Investor
- Conceptualized AV-101 and secured up to $79M in financing for Aerovate

Hunter Gillies, MB ChB
Chief Medical Officer
- Led AMBITION trial for Gilead that established current first-line PAH combination therapy
- Led successful Phase 2 and 3 trials for PAH product candidates at Pfizer and Gilead

Donna Dea
Head of Regulatory
- 35 years of pharmaceutical experience at AstraZeneca
- 20 years of global regulatory experience designing/ implementing strategies resulting in approval of treatments for asthma, COPD, rhinitis and others

Susan Fischer
SVP, Clinical Ops.
- 20 years' experience in clinical operations in both academic and the pharmaceutical industry.
- Previously built/led clinical ops teams at Syndax, EMD Serono, Acetylon

George Eldridge
Chief Financial Officer
- 25 years' experience in biotech, with both public and private companies, including Curis, Targanta, Proteon
- Extensive background raising capital in private, IPO and follow-on settings, investment banking and M&A

Ralph Niven, PhD
Chief Development Officer
- 25 years' broad expertise in translational medicine and inhalation dosage forms
- Managed experimental and clinical development at public and private companies, including Amgen, AIR and Novartis

Timothy Pigot
Chief Commercial Officer
- 25 years' experience in biotech and pharma working to launch and commercialize a range of products
- 10 years' experience in PAH overseeing the US launches of Revatio and Leairis while at Pfizer and Gilead Sciences, respectively

Marco Verwijs
Chief Technical Officer
- 15 years' experience developing drugs from clinical product development thru commercial launch
- Proven leader in drug product scale-up and validation.

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Aerovate: An Inventive Way Forward in PAH

Demonstrated Clinical Benefit

The molecule in AV-101, imatinib, already has shown clinical benefit in a Phase 3 clinical trial conducted by Novartis of oral imatinib mesylate in PAH patients on top of two or more standard of care therapies.

Unfortunately, AEs with oral imatinib were common and development was discontinued

Inventive Solution

Anti-proliferative targeted inhaled dry powder PAH product candidate AV-101 designed to provide robust clinical benefit of imatinib without systemic AEs observed with oral imatinib

Significant Unmet Need

Despite three drug classes approved, 5-year survival for newly diagnosed PAH patients is 61%

Efficient Execution

FDA and EMA orphan designation for AV-101 for the treatment of PAH

Phase 1 SAD/MAD in healthy volunteers complete

Phase 2b dose-ranging portion of a Phase 2b/3 trial in PAH patients. Ph2b portion fully enrolled with Ph2b data expected in June 2024

Established Market

$6B+ market, yet outcomes are poor

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Comfortable at rest, but ordinary physical activity causes shortness of breath, fatigue, chest pain, fainting Comfortable at rest, but less than ordinary physical activity causes shortness of breath, fatigue, chest pain, fainting Symptoms at rest. Overt heart failure No limitation Relentless Disease Progression Impairs Daily Life 5 Activity limited Marked limitation Severe limitation Despite standard of care (SOC) most patients progress to overt heart failure

6 ~ 70,000 People with PAH in the US/EU ~ 35,000 People with PAH in the US $6B+ Global annual drug spending 65-80% Female 61-65% 5-year survival Newly diagnosed and prevalent patients 53 years Average age at diagnosis Pulmonary Arterial Hypertension

Patient Outcomes Are Poor Despite $6B+ PAH Vasodilator Market 7 NO pathway $0.7B ERAs $2.3B Prostanoids $3.0B SOC Vasodilators 5-year survival 61-65% for newly diagnosed and prevalent patients ~65% patients take 2-3 drugs No approved PAH therapy primarily addresses abnormal cellular proliferation

Reinventing Imatinib From a Cancer Drug to a Potential PAH Therapy 88

9 Phase 3 IMPRES Trial: Oral Imatinib Demonstrated Improvement on Top of Maximal Background (Adapted from Circulation. 2013;127:1128-1138.) Change in 6MWD from baseline (m) Time (weeks) 0 4 8 12 16 20 24 32m 0 10 20 30 40 50 60 70 * * * * Imatinib Placebo *P<0.05 Novartis global Phase 3 trial (n=202) of oral imatinib Required to be on at least 2 SOC PAH drugs WHO functional class II- IV Statistically significant and clinically meaningful benefit on primary endpoint 6MWD after 24 weeks 6MWD is an accepted endpoint for approval in PAH

Phase 3 IMPRES Trial: Benefit Consistent Across Secondary Endpoints Secondary Endpoints (24wk) Demonstrated robust hemodynamic effect (A) Decreased mean pulmonary artery pressure (B) Increased cardiac output (C) Pulmonary vascular resistance (PVR) dropped 32% (P < 0.001), a validated efficacy endpoint typically used for dose-finding (D) Right atrial pressure lowered 10 Aerovate’s Phase 2b trial will use PVR as the primary endpoint (Circulation. 2013;127:1128-1138.)

Imatinib n=103 (%) Placebo n=98 (%) Adverse Event + 100 (97) 94 (96) Nausea 57 (55) 23 (24) Peripheral edema 45 (44) 20 (20) Diarrhea 36 (35) 19 (19) Vomiting 31 (30) 10 (10) Periorbital edema 30 (29) 7 (7) Headache 25 (24) 22 (22) Dyspnea 19 (18) 13 (13) Nasopharyngitis 18 (18) 19 (19) Hypokalemia 16 (16) 3 (3) Anemia 14 (14) 3 (3) Cough 11 (11) 15 (15) Fatigue 11 (11) 7 (7) Face edema 10 (10) 1 (1) Muscle spasms 10 (10) 2 (2) Imatinib n=103 (%) Placebo n=98 (%) Serious Adverse Event + 45 (44) 29 (30) Worsening of pulmonary hypertension 6 (6) 8 (8) Anemia 7 (7) 1 (1) Dyspnea 6 (6) 2 (2) Peripheral edema 6 (6) 0 Presyncope 5 (5) 0 Diarrhea 3 (3) 2 (2) Device-related infection 3 (3) 0 Syncope 1 (1) 5 (5) Subdural hematoma * 2 (2) 0 Oral Imatinib Caused Systemic Adverse Events 11 (Circulation. 2013;127:1128-1138.) * In long-term extension portion of the trial, 6 additional patients experienced a subdural hematoma. + Individual adverse events are shown if they occurred in >10% in the imatinib group. Individual serious adverse events are shown if they occurred in ≥3 patients in either group.

AV-101 Potential Targeted Treatment for PAH 1212

13 AV-101 AV-101 is a combination product comprised of a proprietary dry powder imatinib formulation in a capsule delivered by a dry powder inhaler designed to: • Deliver drug to the lungs • Limit systemic exposure • Be easily administered Imatinib molecular structure unmodified

PAH is a Disease of All Layers of the Pulmonary Arteries 14 1. Adapted from J Am Coll Cardiol. 2015 May 12;65(18):1976-97. 2. Eur Respir J. 2019 Jan 24;53(1):1801887. 3. J Appl Physiol (1985). 2011 Apr;110(4):1119-29.) Latex cast of human airway (white), arterial tree (red), and venous tree (blue)3 1

15 AV-101 Phase 1 Trial A single and multiple ascending dose Phase 1 study (n=82) in healthy volunteers to determine safety and tolerability MAD n=12 per cohort; 9 Active / 3 Placebo Low dose 10 mg Med dose 30 mg High dose 90 mg Seven days of BID dosing SAD STUDY ASSESSMENTS n=8 per cohort Five AV-101 cohorts from 1 mg to 90 mg 400 mg imatinib tablet for systemic exposure comparison Vital Signs Pulmonary Function Testing (FEV1 and FVC) Oxygen Saturations QTc Adverse Events n=6 Active / 2 Placebo n=8

16 AV-101 Phase 1 Trial: Lower Systemic Exposures Observed 0 500 1000 1500 2000 2500 0 12 24 Imatinib plasma concentration (ng/ml) Hours post-dose Plasma levels of AV-101 at final dose (steady state) 400 mg oral simulated steady state 90 mg AV-101 day 7 90 mg projected additional dose to simulate BID 30 mg AV-101 day 7 10 mg AV-101 day 7 Systemic exposures for all doses of AV-101 observed to be lower than simulated steady-state exposure of 400 mg of oral imatinib

17 AV-101 Phase 1 Tolerability Profile AV-101 was generally well tolerated • No serious adverse events were reported • No change in pulmonary function, oxygen saturation, and QTc interval • Most AEs mild to moderate • One discontinuation due to vomiting on Day 1 in the MAD 90 mg Cohort • Most common AE, cough, was at max dose and limited to within 30 minutes of dosing Adverse Event n(%) 10 mg (n=8) 30 mg (n=9) 90 mg* (n=9) Cough 1 (13) 1 (11) 5 (56) Persistent cough - - - Headache - - 4 (44) Nausea - - 2 (22) Chest discomfort - - 2 (22) Throat irritation - 1 (11) 1 (11) Musculoskeletal pain - - 2 (22) Single incidence AEs: Vomiting (discontinued), Dysgeusia, Musculoskeletal chest pain, Nasal congestion, Oropharyngeal pain, Back pain, Abdominal pain, Covid-19, Presyncope, Alanine aminotransferase increased *90mg dose was administered as 9 x 10mg capsules

Phase 2b Dose-Ranging Trial • Placebo controlled dose-ranging study – 10 mg, 35 mg and 70 mg AV-101 BID for 24 weeks – Targeting 200 patients across 4 dose groups • Multicenter international trial • Two or more background PAH therapies • Functional class II - IV • Primary endpoint: change in pulmonary vascular resistance (PVR) at 24 weeks – Statistically significant improvement on PVR already demonstrated with oral imatinib in multiple third-party clinical trials – Validated endpoint – Powered to detect statistically significant change • Key secondary endpoints: Change in 6MWD, NTproBNP, QoL 18

19 Expected AV-101 Lung Exposures of Planned Phase 2b Doses, Extrapolated based on Phase 1 Results 0 5000 10000 15000 20000 25000 0 12 24 Imatinib lungs concentration (ng/ml) Hours post-dose 70 mg AV-101 35 mg AV-101 10 mg AV-101 400 mg oral Predicted lung concentrations of planned Phase 2b doses of AV-101 overlap or surpass 400 mg oral imatinib dose. Predicted lung concentrations extrapolated based on a PK model using published method for the extrapolation of lung exposures, based on plasma levels observed in Phase 1 trial

Phase 2b Phase 3 Phase 2b/3 Adaptive Continuous Trial of AV-101 20 • All patients are treated for 24 weeks • 6MWD is primary endpoint in Phase 3 • Phase 3 enrollment begins immediately upon completion of Phase 2b enrollment • Phase 3 dose selected based on Phase 2b data after 24 weeks of follow up PART 1 PART 2 PART 3 10 mg (n=50) 35 mg (n=50) 70 mg (n=50) placebo (n=50) 10 mg 35 mg 70 mg Placebo Continue Optimal Dose

PAH Clinical Pipeline For Novel Mechanisms is Limited

PAH Trials with Non-Vasodilatory MOAs:

	Oral Imatinib	Merck/Acceleron Sotatercept (activin trap)			Gossamer Seralutinib (TKI)
	IMPRES (Ph3)	PULSAR (Ph2)		STELLAR (Ph3)	TORREY (Ph2)
		low	high		
PVR	-31.8%	-20.5%	-33.9%	-30.7%	-14.3%
6MWD	+32 m p=0.002	+29 m p=0.02	+21 m p=0.08	+40.8 m p=0.001 *median	+6.5m p=0.597

The data in the chart above are based on a cross-trial comparison and not a head-to-head clinical trial. Such data may not be directly comparable due to differences in trial design, study protocols, conditions and patient populations.

Other Potential Non-Vasodilator PAH Therapies in Clinical Development:

- Aerami/Philip Morris – AER-901 (nebulized imatinib) Phase 1 complete
- Sumitomo (Enzyvant) – Rodatristat (tryptophan hydroxylase inhibitor) in Phase 2 (**Failed Trial**)

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AV-101: Potential to Be An Ideal Add-On Agent • Al Launch, AV-101 potential to be an ideal add on agent* – Compelling clinical profile in combination with current therapies – Simplicity and ease-of-use – Potential to be part of the future standard of care • Potential positioning within target populations* – In front of inhaled and oral prostacyclin therapy – In front of sotatercept for patients sotatercept ineligible patients and patients who prefer inhalation vs injection – Patients who remain at moderate to high risk of poor outcomes despite sotatercept and prostacyclin therapy – Patients who do not tolerate sotatercept and prostacyclin therapy 22 *Assumes data and FDA discussions support FDA approval with supportive labeling

AVTE’s Perspective on Current And Future PAH Landscape Informed by Extensive Experience, Stakeholder Engagement, and Market Research • Global Advisory Boards with PAH Experts and PAH Patients • Interactions with Investigators, KOL’s, PAH Treaters, Nurses, Patients, Advocacy Associations* • Robust Market Research – 100+ U.S. Physician Market Landscape Research (Oct 2021) – 100+ European Physician Market Landscape Research (June 2022) – 150+ U.S. Physician Conjoint Demand Study post Sotatercept Data (Aug 2023) *Individual interactions focus solely on treatment landscape unless seeking bona-fide advice with an appropriate consulting agreement 23 Prof. Vizza MD investigator discussion

PAH Treatment Pathways Have Not Changed Since 2005 and Outcomes Remain Poor Epoprostenol Treprostinil Bosentan Ambrisentan Sildenafil Tadalafil Prostacyclin Pathway Endothelin Pathway Nitric Oxide Pathway 61%-65% 5 Year Survival among Newly Diagnosed and Prevalent Patients Multiple Agents Within Pathways More Convenient Prostacyclin Pathway Routes of Administration Infusion Inhalation Oral More Aggressive Treatment Approaches Initial Monotherapy Upfront Combination Therapy Treat to Low Risk Significant Efforts to Optimize Traditional Pathways 24 24

Unmet Need Beyond Sotatercept The STELLAR trial represents significant progress in therapy for PAH however… • 60% of patients did not meet multi-component improvement measure • 60% of patients did not achieve low risk on the simplified French risk model • 70% of patients did not improve functional class • Long term effects not fully established 25

80% of Physicians Would Prescribe an “IMPRES” Like Inhaled TKI if it Were Available Alongside Sotatercept 80% 89% 57% 0% 20% 40% 60% 80% 100% IMPRES Like Inhaled TKI STELLAR Like Activin Signaling Inhibitor TORREY Like Inhaled TKI Market Research with >150 U.S. PAH Treating Physicians Conducted Post STELLAR Data* % Who Would Prescribe Each Hypothetical Agent to Their Patients 26 *Proprietary Market Research with U.S. PAH Treating Physicians; Aug 2023. Data based on product allocation exercise assuming all hypothetical agents were available

AV-101: Unmet Need, Blockbuster Potential 27 Positioning Added to 2 agents before prostacyclin Added to 3 agents before parenteral prostacyclin ~ 35,000 Patients are treated for PAH in the US We estimate to be taking 2-3 drugs ~65% (~22,750)

Positive Initial Regulatory Interactions and Feedback Regulatory Interactions Completed • FDA Pre-IND meeting in January 2020 • FDA and EMA Orphan Designation granted for AV-101 for the treatment of PAH • Received EMA Scientific Advice in March 2021 • End-of-Phase-1 Meeting with FDA in April 2021 Feedback from FDA and EMA on Clinical Development • A single Phase 2b/3 trial could support NDA • Aligned on Phase 2b/3 endpoints for potential NDA/MAA submission 28

Intellectual Property Protection for AV-101 to 2040+ Multiple issued US patents covering AV-101 drug product and methods of use • Patent coverage extends at least until 2040 • Current US patents being extended worldwide Multiple additional pending applications pursuing • Methods of manufacture • Filing on other aerosol compositions • Filing on mechanism of action (composition agnostic) Regular reviews enacted to extend or file new IP based on discoveries in research, clinical trials and CMC 29

Chemistry, Manufacturing and Controls Stability of AV-101 • Release and stability testing supports – API stability of at least 36 months – Drug product stability of at least 30 months • Filled product stability testing ongoing 30 Proprietary Methods Several bulk supplier options Contracted manufacturing and filling in place Contracted with supplier AV-101 manufacturing and supply chain GMP Imatinib Mesylate Processed to novel dry powder formulation and capsules filled Co-packaged with device

31 AV-101 Device and Delivery Performance AV-101 Device • Off-the-shelf commercial scale dry powder inhaler – No batteries, compressors or cords – No sterile vials containing solutions or suspensions – CE mark in EU and Device Master File registered with FDA • Designed for ease of use and convenience • Intended dosing of 2 capsules twice a day • Replaced weekly AV-101 Delivery Performance • Consistently high delivered and fine particle dose • Ideal size and size distribution for lung penetration NOTE: Device planned for Phase 2b/3 trial was not used in Phase 1 trial, but delivery performance has been assessed.

Aerovate: An Inventive Way Forward in PAH

Demonstrated Clinical Benefit

The molecule in AV-101, imatinib, already has shown clinical benefit in a Phase 3 clinical trial conducted by Novartis of oral imatinib mesylate in PAH patients on top of two or more standard of care therapies.

Unfortunately, AEs with oral imatinib were common and development was discontinued

Inventive Solution

Anti-proliferative targeted inhaled dry powder PAH product candidate AV-101 designed to provide robust clinical benefit of imatinib without systemic AEs observed with oral imatinib

Significant Unmet Need

Despite three drug classes approved, 5-year survival for newly diagnosed PAH patients is 61%

Efficient Execution

FDA and EMA orphan designation for AV-101 for the treatment of PAH

Phase 1 SAD/MAD in healthy volunteers complete

Phase 2b dose-ranging portion of a Phase 2b/3 trial in PAH patients. Ph2b portion fully enrolled with Ph2b data expected in June 2024

Established Market

$6B+ market, yet outcomes are poor

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3333 Thank you!